                                                                    EXHIBIT 99.1

         Subject to the provisions of the Merger Agreement, dated as of January 28, 2001 (the "Merger Agreement"), among Maxim Integrated Products, Inc. ("Parent"), MI Acquisition Sub, Inc. and Dallas Semiconductor Corporation (the "Company"), at the Effective Time under the Merger Agreement each share of common stock, par value $0.02 per share, of the Company ("Company Common Stock") issued and outstanding immediately prior to the Effective Time, will be converted automatically into the right to receive that number of fully paid and nonassessable shares of common stock, par value $0.001 per share (the "Parent Common Stock"), of Parent equal to the Exchange Ratio. For purposes of the Merger Agreement, "Exchange Ratio" means the decimal equivalent (rounded to four decimal places) of the quotient obtained by dividing the Aggregate Parent Share Amount (as defined below) by the Fully Diluted Company Share Amount (as defined below). For purposes of the Merger Agreement, the "Fully Diluted Company Share Amount" means the number of shares of Company Common Stock calculated as of the close of business on the day immediately preceding the Effective Time pursuant to the Treasury Stock Method (assuming a 35% effective tax rate) as defined by GAAP (as defined in the Merger Agreement). For purposes of the Merger Agreement, the "Aggregate Parent Share Amount" means the following:

                (i) if the Average Closing Price (as defined below) of Parent Common Stock is equal to or greater than $61.00 per share, then the Aggregate Parent Share Amount is 40,000,000;

                (ii) if the Average Closing Price of Parent Common Stock is equal to or less than $52.00 per share, then the Aggregate Parent Share Amount is 42,000,000; and

                (iii) if the Average Closing Price of Parent Common Stock is greater than $52.00 per share but less than $61.00 per share, then the Aggregate Parent Share Amount is the sum of (x) 40,000,000 plus (y) the product obtained by multiplying 2,000,000 times the quotient obtained by dividing (1) $61.00 minus the Average Closing Price of Parent Common Stock by (2) $9.00.

         The "Average Closing Price" means the average closing price of Parent Common Stock (rounded to the nearest cent) on the NASDAQ National Market System for the 10 consecutive trading days ending on the trading day that is two trading days prior to the Effective Time.

         The following is an illustration of implied Exchange Ratios assuming an Average Closing Price of between $15.00 and $100.00. For each Average Closing Price an implied Exchange Ratio has been determined based on (i) the number of outstanding shares of Company Common Stock and options to purchase Company Common Stock as of the close of business on February 26, 2001 and (ii) a calculation of the Fully Diluted Company Share Amount by reference to an implied price per share of Company Common Stock derived from the relevant Average Closing Price and the Exchange Ratio formula contained in the Merger Agreement.

         The number of outstanding shares of Company Common Stock and options to purchase shares of Company Common Stock are subject to change between February 26, 2001 and the Effective Time. In addition, the actual closing price of Company Common Stock on the last trading day before the Effective Time (which is the price that will be used to determine the Fully Diluted Company Share Amount using the treasury stock method) is likely to be different from the implied share price derived from the Average Closing Price of Parent Common Stock during the ten trading days ending on the trading day that is two trading days prior to the Effective Time (which is the trading period that will be used to determine the Average Closing Price under the Merger Agreement). As a result, the actual Exchange Ratio determined pursuant to the Merger Agreement is likely to vary from the implied Exchange Ratios set forth below.

       EXCHANGE RATIO TABLE
   -------------------------------
       MAXIM              IMPLIED
      AVERAGE             EXCHANGE
   CLOSING PRICE           RATIO
   -------------          --------
    $  100.00             0.5985
        99.50             0.5986
        99.00             0.5987
        98.50             0.5987
        98.00             0.5988
        97.50             0.5989
        97.00             0.5990
        96.50             0.5991
        96.00             0.5992
        95.50             0.5993
        95.00             0.5994
        94.50             0.5994
        94.00             0.5995
        93.50             0.5996
        93.00             0.5997
        92.50             0.5998
        92.00             0.5999
        91.50             0.6000
        91.00             0.6001
        90.50             0.6002
        90.00             0.6003
        89.50             0.6004
        89.00             0.6005

       EXCHANGE RATIO TABLE
   -----------------------------
       MAXIM            IMPLIED
      AVERAGE           EXCHANGE
   CLOSING PRICE         RATIO
   -------------        --------
       88.50             0.6006
       88.00             0.6007
       87.50             0.6008
       87.00             0.6009
       86.50             0.6010
       86.00             0.6011
       85.50             0.6012
       85.00             0.6013
       84.50             0.6015
       84.00             0.6016
       83.50             0.6017
       83.00             0.6018
       82.50             0.6019
       82.00             0.6020
       81.50             0.6022
       81.00             0.6023
       80.50             0.6024
       80.00             0.6025
       79.50             0.6027
       79.00             0.6028
       78.50             0.6029
       78.00             0.6031
       77.50             0.6032
       77.00             0.6033
       76.50             0.6035
       76.00             0.6036
       75.50             0.6037
       75.00             0.6039
       74.50             0.6040
       74.00             0.6042
       73.50             0.6043
       73.00             0.6045
       72.50             0.6046
       72.00             0.6048
       71.50             0.6049
       71.00             0.6051
       70.50             0.6052
       70.00             0.6054
       69.50             0.6055

       EXCHANGE RATIO TABLE
   -----------------------------
       MAXIM            IMPLIED
      AVERAGE           EXCHANGE
   CLOSING PRICE         RATIO
   -------------        --------
       69.00             0.6057
       68.50             0.6059
       68.00             0.6060
       67.50             0.6062
       67.00             0.6064
       66.50             0.6066
       66.00             0.6067
       65.50             0.6069
       65.00             0.6071
       64.50             0.6073
       64.00             0.6075
       63.50             0.6077
       63.00             0.6079
       62.50             0.6080
       62.00             0.6082
       61.50             0.6084
       61.00             0.6087
       60.50             0.6105
       60.00             0.6123
       59.50             0.6141
       59.00             0.6160
       58.50             0.6178
       58.00             0.6197
       57.50             0.6215
       57.00             0.6234
       56.50             0.6252
       56.00             0.6271
       55.50             0.6290
       55.00             0.6308
       54.50             0.6327
       54.00             0.6346
       53.50             0.6365
       53.00             0.6384
       52.50             0.6403
       52.00             0.6422
       51.50             0.6424
       51.00             0.6427
       50.50             0.6430
       50.00             0.6433

       EXCHANGE RATIO TABLE
   -----------------------------
       MAXIM            IMPLIED
      AVERAGE           EXCHANGE
   CLOSING PRICE         RATIO
   -------------        --------
       49.50             0.6436
       49.00             0.6439
       48.50             0.6443
       48.00             0.6446
       47.50             0.6449
       47.00             0.6453
       46.50             0.6456
       46.00             0.6459
       45.50             0.6463
       45.00             0.6466
       44.50             0.6470
       44.00             0.6474
       43.50             0.6478
       43.00             0.6482
       42.50             0.6486
       42.00             0.6490
       41.50             0.6494
       41.00             0.6498
       40.50             0.6503
       40.00             0.6507
       39.50             0.6512
       39.00             0.6517
       38.50             0.6520
       38.00             0.6523
       37.50             0.6525
       37.00             0.6527
       36.50             0.6529
       36.00             0.6530
       35.50             0.6532
       35.00             0.6534
       34.50             0.6535
       34.00             0.6537
       33.50             0.6539
       33.00             0.6541
       32.50             0.6543
       32.00             0.6545
       31.50             0.6547
       31.00             0.6549
       30.50             0.6551

       EXCHANGE RATIO TABLE
   -----------------------------
       MAXIM            IMPLIED
      AVERAGE           EXCHANGE
   CLOSING PRICE         RATIO
   -------------        --------
       30.00             0.6554
       29.50             0.6556
       29.00             0.6559
       28.50             0.6561
       28.00             0.6564
       27.50             0.6566
       27.00             0.6569
       26.50             0.6572
       26.00             0.6575
       25.50             0.6578
       25.00             0.6581
       24.50             0.6584
       24.00             0.6588
       23.50             0.6591
       23.00             0.6595
       22.50             0.6599
       22.00             0.6603
       21.50             0.6607
       21.00             0.6612
       20.50             0.6616
       20.00             0.6621
       19.50             0.6626
       19.00             0.6632
       18.50             0.6637
       18.00             0.6643
       17.50             0.6647
       17.00             0.6649
       16.50             0.6651
       16.00             0.6654
       15.50             0.6656
       15.00             0.6659


         The matters discussed herein include forward looking statements that involve risks and uncertainties. Forward looking statements regarding the expected benefits of the transaction are subject to the following risks: that expected synergies will not be achieved, that the businesses will not be integrated successfully, that merger costs will be greater than expected, the inability to identify, develop, and achieve success for new products, services, and technologies, the risk of loss of key personnel of the acquired company, diversion of management attention from other business concerns, risk of entering new markets associated with Company's partners, including the risk of variations in quarterly operating results due to the timing of significant orders and other factors, significant current and expected additional competition and the need to continue to expand product distribution, and risk that the foregoing and other factors will not yield the expected accretion in the future. Further risks are detailed from time to time in Maxim's SEC reports, including the Form S-4 filed on February 23, 2001, Form 10-K for its fiscal year ended June 24, 2000, and subsequent Form 10-Q and 8K filings and Dallas Semiconductor's SEC reports, including the Form 10-K for fiscal years 1999 and 2000, and subsequent Form 10-Q and 8K filings.